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                                                                    EXHIBIT 23.3




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to the Form S-4 of Millennium Chemicals Inc.
(the "Company") and Millennium America Inc. of our report dated March 12, 2001 relating to the consolidated financial statements of Equistar Chemicals, LP, which appears in the Company's Annual Report on Form 10-K and Amendment No. 1 on Form 10-K/A for the year ended December 31, 2000.



PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 7, 2001